Exhibit 99.2

OMNIMMUNE CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED BALANCE SHEETS (unaudited)

	March 31,	December 31,
	2008	2007
Assets
Current assets

Cash and cash equivalents	$97,498	$209
Advance to related party	10,000	10,000

Total current assets	107,498	10,209

Total assets	$107,498	$10,209

Liabilities and stockholders' deficit:
Current liabilities
Accounts payable and accrued liabilities	$693,311	$591,482
Accounts payable and accrued liabilities – related parties	4,285	4,300
Bank loan and bank lines of credit	260,570	259,896
Accrued interest	85,512	84,628
Accrued interest- related parties	413,180	350,004
Cash advances – related parties	100,000	624,000
Notes payable – current portion – due to related parties, net	500,000	266,746
Notes payable - current portion, net	111,876	424,053

Total current liabilities	2,168,734	2,605,109

Long term portion of notes payable, net	388,139	96,739
Long term portion of notes payable – related parties, net	500,000	62,767

Total liabilities	3,056,873	2,764,615

Commitments and contingencies	-	-

Stockholders' Deficiency
Common stock, $0.01 par value, 300,000,000 and 50,000,000shares authorized;
4,019,914 and 2,598,914 shares (post split) issued and outstanding
at March 31, 2008 and 2007, respectively.	40,196	26,509
Common stock subscribed	30,000	890,610
Additional paid in capital	11,788,809	9,676,602
Deficit accumulated in development stage	(14,808,380)	(13,348,127)
Total stockholders' deficiency	(2,949,375)	(2,754,406)

Total liabilities and stockholders' deficiency	$107,498	$10,209

See notes to consolidated Financial Statements

OMNIMMUNE CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

			From Inception
	For the Three		(January 15, 1997)
	Months Ended		Through
	March 31,		March 31,
	2008	2007	2008
Revenue	$-	$-	$-

Operating expenses:

Selling, general and administrative expenses	430,126	121,599	7,471,266
Impairment of license agreement	-	-	1,701,936
Total operating expenses	430,126	121,599	9,173,202

Operating loss	(430,126)	(121,599)	(9,173,202)

Other (Income) expense:
(Gain) loss on restructuring of debt	(5,677,726)	113,294	(5,564,432)
Interest (income) expense, net	6,707,853	110,240	11,199,610
Total other (income) expense	1,030,127	223,534	5,635,178

Income (loss) before Income taxes	(1,460,253)	(345,133)	(14,808,380)

Provision for Income taxes	-	-	-

Net income (loss)	$(1,460,253	$(345,133)	$(14,808,380)

Net income (loss) per share (post split) - basic	$(0.50)	$(0.13)	$(8.34)

Weighted average shares (post split) outstanding -
basic	2,938,888	2,589,483	1,776,287

See notes to consolidated Financial Statements

OMNIMMUNE CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)

			From Inception
			(January 15, 1997)
			Through
	For The Three Months Ended March 31,		March 31,
	2008	2007	2008
Cash flows from operating activities:
Net income (loss)	$(1,460,253)	$(345,133)	$(14,808,380)
Adjustments to reconcile net income (loss) to net
cash used in operating activities:
Non-cash compensation	-	96,056	952,199
Amortization of discount on notes payable	6,476,682	-	8,424,899
Impairment of technology license	-	-	1,701,936
(Gain) loss on restructuring of debt	(5,677,726)	113,287	(5,564,439)
Changes in operating assets and liabilities:
Advance receivable	-	-	(10,000)
Accounts payable and accrued liabilities	358,906	86,113	7,175,178

Net cash used in operating activities	(302,391)	(49,677)	(2,128,607)

Cash flows from investing activities:
Cash portion of investment in technology license	-	-	(6,000)

Net Cash used in investing activities	-	-	(6,000)

Cash flows from financing activities:
Proceeds from cash advances	102,000	74,000	726,000
Stock sold for cash	-	-	330,000
Principal payments on debt	(2,320)	(24,905)	257,579
Repayments from line of credit-net	-	(1,638)	(76,448)
Proceeds from notes payable	300,000	-	994,974

Net cash provided by financing activities	399,680	47,457	2,232,105

Net increase (decrease) in cash and cash equivalents	97,289	(2,220)	97,498

Cash and cash equivalents at beginning of period	209	29,500	-

Cash and cash equivalents at end of period	$97,498	$27,280	$97,498

See notes to consolidated Financial Statements

OMNIMMUNE CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited) (Continued)

Supplemental disclosures of cash flow information:

Cash paid during the period for:
Interest	$4,862	$6,201	$41,758

Taxes	$-	$-	$-

Transactions not affecting cash:

Amortization of discount on notes payable due to beneficial conversion feature	$6,476,682	$-	$8,424,899

Common stock issued for services	$-	$26,250	$130,375

Value of warrants issued for discount on accounts payable	$129,278	$-	$314,296

Common stock issued for the conversion of preferred stock	$-	$-	$355,000

Notes payable issued under restructure of debt	$-	$7,284,998	$7,284,998

Common stock issued for technology license	$890,610	$-	$1,641,936

Notes payable issued for accrued liabilities	$-	$-	$3,677,165

Impairment of technology license	$-	$-	$616,908

Subscription of common stock for accrued liability	$30,000	$-	$30,000

Issuance of common stock for cash, previously received	$44,800	$-	$44,800

Gain from the restructuring of debt	$(5,677,726)	$-	$(5,677,726)

See notes to consolidated Financial Statements

OMNIMMUNE CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED STATEMENT OF STOCKHOLDERS' DEFICIENCY (unaudited)
FROM DATE OF INCEPTION (JANUARY 15, 1997) TO MARCH  31, 2008

	Preferred Stock			Common Stock			Common		Total
							Stock	Accumulated	Stockholders
	Shares	Value	APIC	Shares	Value	APIC	Subscribed	Deficit	Equity
Balance at January 15, 1997 (date of inception)	-	$-	$-	-	$-	$-	$-	$-	$-

Contribution of assets and liabilities by founder	11,229	112	49,888	1,055,507	10,555	33,017	-	-	93,572

Beneficial conversion feature of note payable for the year ended December 31, 1997	-	-	-	-	-	327,700	-	-	327,700

Loss for the year ended December 31, 1997	-	-	-	-	-	-	-	(1,366,300)	(1,366,300)

Balance as of December 31, 1997	11,229	$112	$49,888	1,055,507	$10,555	$360,717	$-	$(1,366,300)	$(945,028)

Beneficial conversion feature of note payable for the year ended December 31, 1998	-	-	-	-	-	43,000	-	-	43,000

Loss for the year ended December 31, 1998	-	-	-	-	-	-	-	(328,534)	(328,534)

Balance as of December 31, 1998	11,229	$112	$49,888	1,055,507	$10,555	$403,717	$-	$(1,694,834)	$(1,230,562)

OMNIMMUNE CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED STATEMENT OF STOCKHOLDERS' DEFICIENCY (unaudited)
FROM DATE OF INCEPTION (JANUARY 15, 1997) TO MARCH  31, 2008
(Continued)

Issuance of 55,553 shares of common stock for technology license at $1.10 per share	-	-	-	55,553	556	61,287	-	-	61,843

Issuance of 5,614 shares of convertible preferred stock at $4.45 per share to investors	5,614	56	24,944	-	-	-	-	-	25,000

Issuance of 5,614 shares of convertible preferred stock at $4.45 per share to investors	5,614	56	24,944	-	-	-	-	-	25,000

Issuance of 5,614 shares of convertible preferred stock at $4.45 per share to investors	5,614	56	24,944	-	-	-	-	-	25,000

Issuance of 5,614 shares of convertible preferred stock at $4.45 per share to investors	5,614	56	24,944	-	-	-	-	-	25,000

Beneficial conversion feature of note payable for the year ended December 31, 1999	-	-	-	-	-	12,000	-	-	12,000

Loss for the year ended December 31, 1999				-	-	-	-	(429,692)	(429,692)

Balance as of December 31, 1999	33,685	$336	$149,664	1,111,060	$11,111	$477,004	$-	$(2,124,526)	$(1,486,411)

Issuance of 5,614 shares of convertible preferred stock at $4.45 per share to investors	5,614	56	24,944	-	-	-	-	-	25,000

Issuance of 11,229 shares of convertible preferred stock at $4.45 per share to investors	11,229	112	49,888	-	-	-	-	-	50,000

Issuance of 5,614 shares of convertible preferred stock at $4.45 per share to investors	5,614	56	24,944	-	-	-	-	-	25,000

Issuance of 2,807 shares of common stock at $2.24 per share to a consultant for services rendered	-	-	-	2,807	28	6,222	-	-	6,250

Beneficial conversion feature of note payable for the year ended December 31, 2000	-	-	-	-	-	30,302	-	-	30,302

Loss for the year ended December 31, 2000	-	-	-	-	-	-	-	(422,306)	(422,306)

Balance as of December 31, 2000	56,142	$560	$249,440	1,113,867	$11,139	$513,528	$-	$(2,546,832)	$(1,772,165)

OMNIMMUNE CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED STATEMENT OF STOCKHOLDERS' DEFICIENCY (unaudited)
FROM DATE OF INCEPTION (JANUARY 15, 1997) TO MARCH  31, 2008
(Continued)

Issuance of 1,055,507 shares of common stock at $2.24 per share in exchange for 2,500,000 shares in InVitro technology	-	-	-	1,055,507	10,555	49,445	-	-	60,000

Issuance of 2,807 shares of common stock at $2.24 per share to a consultant for services rendered	-	-	-	2,807	28	6,222	-	-	6,250

Issuance of 2,807 shares of common stock at $2.24 per share to a consultant for services rendered	-	-	-	2,807	28	6,222	-	-	6,250

Issuance of 2,807 shares of common stock at $2.24 per share to a consultant for services rendered	-	-	-	2,807	28	6,222	-	-	6,250

Issuance of 2,807 shares of common stock at $2.24 per share to a consultant for services rendered	-	-	-	2,807	28	6,222	-	-	6,250

Issuance of 2,807 shares of common stock at $2.24 per share to a consultant for services rendered	-	-	-	2,807	28	6,222	-	-	6,250

Issuance of 2,807 shares of common stock at $2.24 per share to a consultant for services rendered	-	-	-	2,807	28	6,222	-	-	6,250

Issuance of 2,807 shares of common stock at $2.24 per share to a consultant for services rendered	-	-	-	2,807	28	6,222	-	-	6,250

Issuance of 2,807 shares of common stock at $2.24 per share to a consultant for services rendered	-	-	-	2,807	28	6,222	-	-	6,250

Issuance of 2,807 shares of common stock at $2.24 per share to a consultant for services rendered	-	-	-	2,807	28	6,222	-	-	6,250

Issuance of 2,807 shares of common stock at $2.24 per share to a consultant for services rendered	-	-	-	2,807	28	6,222	-	-	6,250

Issuance of 2,807 shares of common stock at $2.24 per share to a consultant for services rendered	-	-	-	2,807	28	6,222	-	-	6,250

Issuance of 2,807 shares of common stock at $2.24 per share to a consultant for services rendered	-	-	-	2,807	28	6,222	-	-	6,250

Issuance of 60,665 shares of common stock at $2.24 per share for a technology license	-	-	-	60,665	607	134,459	-	-	135,066

Issuance of 5,614 shares of convertible preferred stock at $4.45 per share to investors	5,614	56	24,944	-	-	-	-	-	25,000

Issuance of 5,614 shares of convertible preferred stock at $4.45 per share to investors	5,614	56	24,944	-	-	-	-	-	25,000

Issuance of 7,018 shares of common stock at $2.24 per share to a consultant for services rendered	-	-	-	7,018	70	15,555	-	-	15,625

Value of 14,036 warrants issued to consultants	-	-	-	-	-	15,500	-	-	15,500

Beneficial conversion feature of note payable for the year ended December 31, 2001	-	-	-	-	-	25,000	-	-	25,000

Loss for the year ended December 31, 2001	-	-	-	-	-	-	-	(959,531)	(959,531)

Balance as of December 31, 2001	67,370	$672	$299,328	2,270,741	$22,707	$828,151	$-	$(3,506,363)	$(2,355,505)

OMNIMMUNE CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED STATEMENT OF STOCKHOLDERS' DEFICIENCY (unaudited)
FROM DATE OF INCEPTION (JANUARY 15, 1997) TO MARCH  31, 2008
(Continued)

Issuance of 1,123 shares of convertible preferred stock at $4.45 per share to investors	1,123	11	4,989	-	-	-	-	-	5,000

Conversion of 11,229 shares convertible preferred stock into 44,915 shares of common stock at $2.24 per share	(11,229)	(112)	(49,888)	44,915	449	49,551	-	-	-

Conversion of 5,614 shares convertible preferred stock into 11,229 shares of common stock at $2.22 per share	(5,614)	(56)	(24,944)	11,229	112	24,888	-	-	-

Conversion of 5,614 shares convertible preferred stock into 11,229 shares of common stock at $2.22 per share	(5,614)	(56)	(24,944)	11,229	112	24,888	-	-	-

Conversion of 5,614 shares convertible preferred stock into 11,229 shares of common stock at $2.22 per share	(5,614)	(56)	(24,944)	11,229	112	24,888	-	-	-

Conversion of 16,843 shares convertible preferred stock into 33,686 shares of common stock at $2.24 per share	(16,843)	(56)	(74,832)	33,686	337	74,663	-	-	112

Conversion of 16,843 shares convertible preferred stock into 33,686 shares of common stock at $2.24 per share	(16,843)	(168)	(74,832)	33,686	337	74,663	-	-	-

Conversion of 5,614 shares convertible preferred stock into 11,229 shares of common stock at $2.22 per share	(5,614)	(168)	(24,944)	11,229	112	24,888	-	-	(112)

Conversion of 1,123 shares convertible preferred stock into 2,246 shares of common stock at $2.24 per share	(1,122)	(11)	(4,989)	2,246	22	4,978	-	-	-

Beneficial conversion feature of note payable for the year ended December 31, 2002	-	-	-	-	-	1,175,356	-	-	1,175,356

Loss for the year ended December 31, 2002	-	-	-	-	-	-	-	(3,061,599)	(3,061,599)

Balance as of December 31, 2002	-	$-	$-	2,430,190	$24,300	$2,306,914	$-	$(6,567,962)	$(4,236,748)

OMNIMMUNE CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED STATEMENT OF STOCKHOLDERS' DEFICIENCY (unaudited)
FROM DATE OF INCEPTION (JANUARY 15, 1997) TO MARCH  31, 2008
(Continued)

Beneficial conversion feature of note payable for the year ended December 31, 2003	-	-	-	-	-	29,401	-	-	29,401

Loss for the year ended December 31, 2003	-	-	-	-	-	-	-	(540,986)	(540,986)

Balance as of December 31, 2003	-	$-	$-	2,430,190	$24,300	$2,336,315	$-	$(7,108,948)	$(4,748,333)

Issuance of 1,404 shares of common stock at $2.24 to a consultant for services rendered	-	-	-	1,404	14	3,111	-	-	3,125

Issuance of 1,404 shares of common stock at $2.24 to a consultant for services rendered	-	-	-	1,404	14	3,111	-	-	3,125

Value of 26,107 warrants issued to consultants	-	-	-	-	-	93,000	-	-	93,000

Beneficial conversion feature of note payable for the year ended December 31, 2004	-	-	-	-	-	17,149	-	-	17,149

Loss for the year ended December 31, 2004	-	-	-	-	-	-	-	(1,252,796)	(1,252,796)

Balance as of December 31, 2004	-	$-	$-	2,432,998	$24,328	$2,452,686	$-	$(8,361,744)	$(5,884,730)

Issuance of 134,746 shares of common stock at $2.24 for a technology license	-	-	-	134,746	1,347	298,653	-	-	300,000

Issuance of 6,661 shares at $3.74 per share for cash	-	-	-	6,661	67	24,933	-	-	25,000

Beneficial conversion feature of note payable for the year ended December 31, 2005	-	-	-	-	-	72,000	-	-	72,000

Loss for the year ended December 31, 2005	-	-	-	-	-	-	-	(1,141,448)	(1,141,448)

Balance as of December 31, 2005	-	$-	$-	2,574,405	$25,742	$2,848,272	$-	$(9,503,192)	$(6,629,178)

OMNIMMUNE CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED STATEMENT OF STOCKHOLDERS' DEFICIENCY (unaudited)
FROM DATE OF INCEPTION (JANUARY 15, 1997) TO MARCH  31, 2008
(Continued)

Issuance of 4,913 pursuant to an antidilution agreement	-	-	-	4,913	49	(49)	-	-	-

Issuance of 1,235 pursuant to an antidilution agreement	-	-	-	1,235	12	(12)	-	-	-

Issuance of 1,235 pursuant to an antidilution agreement	-	-	-	1,235	12	(12)	-	-	-

Issuance of 1,235 pursuant to an antidilution agreement	-	-	-	1,235	12	(12)	-	-	-

Issuance of 3,706 pursuant to an antidilution agreement	-	-	-	3,706	37	(37)	-	-	-

Issuance of 3,706 pursuant to an antidilution agreement	-	-	-	3,706	37	(37)	-	-	-

Issuance of 1,235 pursuant to an antidilution agreement	-	-	-	1,235	12	(12)	-	-	-

Issuance of 225 pursuant to an antidilution agreement	-	-	-	225	2	(2)	-	-	-

Beneficial conversion feature of note payable for the year ended	-	-	-	-	-	4,000	-	-	4,000

Loss for the year ended December 31, 2006	-	-	-	-	-	-	-	(1,076,266)	(1,076,266)

Balance at December 31, 2006	-	$-	$-	2,591,895	$25,915	$2,852,099	$-	$(10,579,458)	$(7,701,444)

Issuance of 7,018 shares at $3.74 per share for services rendered	-	-	-	7,018	70	26,179	-	-	26,249

Issuance of 25,989 shares for $3.74 per share for licensing agreement	-	-	-	25,989	262	96,947	-	-	97,209

Issuance of 25,989 shares for $3.74 per share for licensing agreement	-	-	-	25,990	262	96,947	-	-	97,209

119,053 shares to be issued at $0.37 per share for license agreement	-	-	-	-	-	-	445,305	-	445,305

119,053 shares to be issued at $0.37 per share for license agreement	-	-	-	-	-	-	445,305	-	445,305

Beneficial conversion feature of note payable for the year ended December 31, 2007	-	-	-	-	-	6,604,430	-	-	6,604,430

Loss for the year months ended December 31, 2007	-	-	-	-	-	-	-	(2,768,669)	(2,768,669)

Balance at December 31, 2007	-	$-	$-	2,650,892	$26,509	$9,676,602	$890,610	$(13,348,127)	$(2,754,406)

OMNIMMUNE CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED STATEMENT OF STOCKHOLDERS' DEFICIENCY (unaudited)
FROM DATE OF INCEPTION (JANUARY 15, 1997) TO MARCH  31, 2008
(Continued)

Issuance of 119,053 shares of common stock, previously accrued	-	-	-	119,053	1,191	444,114	(445,305)	-	-

Issuance of 119,053 shares of common stock, previously accrued	-	-	-	119,053	1,191	444,114	(445,305)	-	-

1,055,508 shares to be issued for services, previously accrued	-	-	-	-	-	-	30,000	-	30,000

Issuance of 1,055,507 shares of common stock for cash	-	-	-	1,055,507	10,555	34,255	-	-	44,810

Issuance of 75,000 shares of common stock for notes payable	-	-	-	75,000	750	3,000	-	-	3,750

Value of 70,180 warrants issued for discount on accounts payable during the three months ended March 31, 2008	-	-	-	-	-	129,278	-	-	129,278

Value of 15,000 warrants issued pursuant to debt agreement during the three months ended March 31, 2008	-	-	-	-	-	38,240	-	-	38,240

Beneficial conversion feature for the three months March 31, 2008	-	-	-	-	-	1,019,206	-	-	1,019,206

Income for the three months ended March 31, 2008	-	-	-	-	-	-	-	(1,460,253)	(1,460,253)

Balance at March 31, 2008	-	$-	$-	4,019,505	$40,196	$11,788,809	$30,000	$(14,808,380)	$(2,949,375)

OMNIMMUNE CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A summary of the significant accounting policies applied in the preparation of the accompanying consolidated financial statements follows.

Business and Basis of Presentation

Omnimmune Corp. (“The Company”) is currently a development stage company under the provisions of Statement of Financial Accounting Standards, (“SFAS”) No 7.  The Company, which was incorporated under the laws of the State of Texas on January 15, 1997, is a development-stage company. The accounts of the Company also include those of its wholly owned subsidiary, InVitro Technologies, Inc., an inactive company.  The Company's mission is to provide a comprehensive and personalized approach to the clinical management of cancer through improved diagnostic and therapeutic interventions.

The Company was organized as a Texas limited liability company on January 15, 1997 and converted into a corporation November 30, 1998.

Going Concern

The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.  As shown in the accompanying consolidated financial statements during the three months ended March 31, 2008 and 2007, and from inception to March 31, 2008, the Company incurred income (losses) from operations of $3,955,223, $(6,946,763), and $(15,827,597), respectively. In addition, the Company's current liabilities exceed its current assets by $2,152,386 as of March 31, 2008. The income during the three months ended March 31, 2008 resulted not from ongoing operations, which generated a loss of $430,126, but from a one time gain of $5,677,726 from debt restructuring, which is not expected to reoccur. These factors among others may indicate that the Company will be unable to continue as a going concern for a reasonable period of time.

If operations and cash flows substantially improve, management believes that the Company can continue to operate.  However, no assurance can be given that management’s actions will result in profitable operations or the resolution of its liquidity problems.

The accompanying consolidated financial statements do not include any adjustments that might result should the Company be unable to continue as a going concern.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reported periods.  Actual results could materially differ from those estimates.

Cash and Cash Equivalents

For the purposes of the statement of cash flows, cash equivalents include highly liquid debt instruments with original maturities of three months or less which are not securing any corporate obligations.

OMNIMMUNE CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

Long-lived Assets

In accordance with SFAS No.  144,  long-lived  assets to be held and used are analyzed for impairment  whenever  events or changes in  circumstances  indicate that the  carrying  amount  of an asset  may not be recoverable.  SFAS No.  144 relates to assets that can be amortized and the life  determinable.  The Company evaluates  at each  balance  sheet date whether  events and  circumstances  have occurred  that  indicate  possible  impairment.  If there are  indications  of impairment, the Company uses future undiscounted cash flows of the related asset or asset  grouping over the remaining life in measuring  whether the assets are recoverable.  In the event such cash flows are not expected to be  sufficient to recover  the  recorded  asset  values,  the  assets  are  written  down to their estimated  fair value.  Long-lived  assets to be disposed of are reported at the lower of  carrying  amount or fair value of asset less the cost to sell.  During the three months ended March 31, 2008, and 2007, the Company recognized no impairment of long-lived assets.  From inception to March 31, 2008 an impairment of license agreement in the amount of $1,701,936 was recorded.

Net Income (Loss) Per Common Share (post split)

The Company computes earnings per share (post split) under Financial  Accounting Standard No. 128,  "Earnings Per Share (post split)" (SFAS 128).  Net loss per common share (post split) is computed by dividing net loss by the weighted  average  number of shares (post split) of common stock and dilutive common stock equivalents  outstanding during the year.  Dilutive common stock  equivalents  consist of shares (post split) issuable upon  conversion of  convertible notes and the exercise of the Company's  stock options and warrants  (calculated using the  treasury  stock  method).

Research and Development

The Company accounts for research and development costs in accordance with the Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 2 ("SFAS 2"), "Accounting for Research and Development Costs." Under SFAS 2, all research and development costs must be charged to expense as incurred. Accordingly, internal research and development costs are expensed as incurred. Third-party research and developments costs are expensed when the contracted work has been performed or as milestone results have been achieved. Company-sponsored research and development costs related to both present and future products are expensed in the period incurred. There were no expenditures on research and product development for the three months ended March 31, 2008, 2007, and from inception through March 31, 2008.

Concentrations of Credit Risk

Financial  instruments and related items, which potentially  subject the Company to  concentrations  of credit risk,  consist primarily of cash, cash equivalents and related party  receivables.  The Company  places its cash and temporary cash investments with credit quality institutions.  At times, such investments may be in excess of the FDIC  insurance  limit.

OMNIMMUNE CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

Comprehensive Income

Statement of Financial Accounting Standards No. 130 ("SFAS 130"), "Reporting Comprehensive Income," establishes standards for reporting and displaying of comprehensive income, its components and accumulated balances. Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS 130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. During the three months ended March 31, 2008 and 2007 there were no terms of other comprehensive income.

Stock Based Compensation

Effective January 1, 2006, the Company adopted SFAS No. 123 (revised), "Share-Based Payment" (SFAS 123(R)) utilizing the modified prospective approach. Prior to the adoption of SFAS 123(R) we accounted for stock option grant in accordance with APB Opinion No. 25, "Accounting for Stock Issued to Employees" (the intrinsic value method), and accordingly, recognized compensation expense for stock option grants.

Under the modified prospective approach, SFAS 123(R) applies to new awards and to awards that were outstanding on January 1, 2006 that are subsequently modified, repurchased or cancelled. Under the modified prospective approach, compensation cost recognized in the nine months of fiscal 2006 includes compensation cost for all share-based (post split) payments granted prior to, but not yet vested as of January 1, 2006, based on the grant-date fair value estimated in accordance with the original provisions of SFAS 123, and compensation cost for all share-based (post split) payments granted subsequent to January 1, 2006 based on the grant-date fair value estimated in accordance with the provisions of SFAS 123(R). Prior periods were not restated to reflect the impact of adopting the new standard.

There were no options issued under the plan during the three months ended March 31, 2008 or 2007.

Income Taxes

The Company has implemented the provisions on Statement of Financial  Accounting Standards No. 109,  "Accounting  for Income Taxes" (SFAS 109). SFAS 109 requires that income tax accounts be computed using the liability method.  Deferred taxes are  determined  based  upon the  estimated  future tax  effects of  differences between  the  financial   reporting  and  tax  reporting  bases  of  assets  and liabilities given the provisions of currently enacted tax laws. Since the Company remained insolvent after the debt restructuring during the three months ended March 31, 2008, the gain on the restructuring was not taxable to the Company.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets, including tax loss and credit carryforwards, and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

OMNIMMUNE CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

Deferred income tax expense represents the change during the period in the deferred tax assets and deferred tax liabilities. The components of the deferred tax assets and liabilities are individually classified as current and non-current based on their characteristics. Realization of the deferred tax asset is dependent on generating sufficient taxable income in future years. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Due to the uncertainties as to the realization of deferred tax assets, an allowance has been provided regarding all deferred tax assets of the Company.

Fair Value of Financial Instruments

The Company  measures its financial  assets and  liabilities in accordance  with accounting  principles  generally accepted in the United States of America.  The estimated fair values approximate their carrying value because of the short-term maturity of these  instruments  or the stated  interest  rates are indicative of market interest rates.

Advertising

The Company  follows the policy of charging the costs of advertising to expenses as incurred.  The Company has not incurred any  advertising  costs during the three months ended March 31, 2008, 2007, or the period from inception through March  31, 2008.

Reclassifications

Certain reclassifications have been made in prior year's financial statements to conform to classifications used in the current year.

New Accounting Pronouncements

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities.” SFAS 159 permits entities to choose to measure many financial instruments, and certain other items, at fair value. SFAS 159 applies to reporting periods beginning after November 15, 2007. The adoption of SFAS 159 is not expected to have a material impact on the Company’s financial condition or results of operations.

NOTE 2 - ADVANCE RECEIVABLE FROM RELATED PARTY

At March 31, 2008 and December 31, 2007 advance receivable consists of a $10,000 note due to the Company from Intrepid Technologies, Inc., a company controlled by the Company's Chief Executive Officer.  The advance does not bear interest.  This advance is also payable on demand.

NOTE 3 – ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

OMNIMMUNE CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

Accounts payable and accrued liabilities to unrelated parties are as follows:

	March 31,	December 31,
	2008	2007
Accounts payable	$299,831	$227,742
Accrued liabilities	393,480	363,740
Total	$693,311	$591,482

During the three months ended March 31, 2008, the Company issued warrants to purchase 70,180 shares (post split) to a service provider as an incentive to provide the Company trade credit.  The fair value of these warrants of $129,278 was charged to additional paid-in capital and amortized to interest expense during the three months ended March 31, 2008.

NOTE 4 – LINE OF CREDIT

The Company has bank loan and credit card agreements with various banks. The bank loan is jointly guaranteed by two of the Company’s shareholders.  The Company's Chief Executive Officer, Harris Lichtenstein, co-signs the credit card agreements  and remains jointly liable with the Company on all outstanding amounts due for these credit card liabilities. At March 31, 2008 and December 31, 2007, the Company had the following amounts due under its loan and credit agreement:

	March 31, 2008	December 31, 2007
Bank loan	$149,976	$149,976
Credit cards	110,594	109,920
Total	$260,570	$259,896

NOTE 5 – ACCRUED INTEREST AND INTEREST EXPENSE

At March 31, 2008 and December 31, 2007, the Company has 17 and 21 notes payable in the aggregate amount of $2,519,232 and $7,284,998, respectively. Notes payable to related parties aggregated $1,082,565 and $5,951,511 of these amounts at March 31, 2008 and December 31, 2007, respectively. Interest accrued on these notes at rates ranging from 7% to 10% (note 8).  Total interest accrued at March 31, 2008 and December 31, 2007 was $498,692 and $434,632, respectively.

Interest expense consisted of the following for the three months ended March 31, 2008 and 2007:

	2008	2007
Notes payable	$98,565	$103,338
Bank loan	3,328	3,051
Amortization of discount on notes payable due to beneficial conversion	6,434,692	-
Discount on debt attributable to warrants	129,278	-
Discount on notes payable	41,990
Credit Cards	-	3,851
Total	$6,707,853	$6,711,870

NOTE 6 – CASH ADVANCES

During the three months ended March 31, 2008, the Company received $102,000 in non-interest bearing, payable on demand, unsecured cash advances from related parties.

OMNIMMUNE CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

The Company also converted unsecured cash advances in the amount of $581,200 into a convertible note payable, during the three months ended March 31, 2008.

During the three months ended, March 31, 2007, the Company received $74,000 in non-interest bearing payable on demand, unsecured cash advances from related parties.

During the year ended December 31, 2007, the Company received $449,000 in non-interest bearing, payable on demand, unsecured cash advances from related parties.

NOTE 7 – EQUITY

The Company had authorized a total of 300,000,000 shares of common stock at a par value of $0.01 per share.  At March 31, 2008 and 2007, the Company had issued and outstanding no shares of preferred stock,  and 4,019,914 and 2,598,914 shares (post split) of common stock, respectively.

The Company has authorized a 1-for-2.8072 split of its common stock, effective March 27, 2008.  The Company has also authorized an increase in the number of authorized shares of common stock from 50,000,000 shares to 300,000,000 shares (post split).

The Company has authorized a 10-for-1 reverse split of its common stock, effective June 9, 2008.

Common Stock

The following equity transactions occured during the three months ended March 31, 2008:

The Company issued 119,053 shares (post split) of common stock valued at $445,305 pursuant to a license agreement.  These shares (post split) were subscribed as December 31, 2007.

The Company issued 119,053 shares (post split) of common stock valued at $445,305 pursuant to a license agreement.  These shares (post split) were subscribed as December 31, 2007.

The Company issued 1,055,508 shares (post split) of common stock for cash in the amount of $44,801 that has been previously received.

The Company issued 75,000 shares (post split) of common stock, warrants to purchase 150,000 shares of common stock, and a note payable in the amount of $300,000 for cash of $300,000.  The fair value of these shares of $3,750 was considered a discount to the note payable and amortized to interest expense during the three months ended March 31, 2008.

The Company agreed to issued 1,055,508 shares (post split) of common stock to consultants in consideration for accrued liabilities for services performed in prior periods. These shares have not been issued as of March 31, 2008, and appear as common stock subscribed on the Company’s balance sheet at March 31, 2008.

The following equity transactions occurred during the three months ended March 31, 2007:

The Company issued 7,018 shares (post split) of common stock to a consultant for services rendered, the fair value of these shares (post split) $26,250 was charged to operations during the three months ended March 31, 2007.

OMNIMMUNE CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

Warrants

During the three months ended March 31, 2008, the Company issued warrants to purchase 70,180 shares (post split) of common stock to a service provider as a discount on accounts payable.  The fair value of these warrants  of  $129,278 was charged to interest expense during the three months ended March 31, 2008.

During the three months ended March 31, 2008, the Company issued  warrants to purchase 15,000 shares (post split) of common stock to note holders pursuant to the note agreement.  The fair value of these shares of  $38,240 was charged to operations during the three months ended March 31, 2008.

The following table summarizes the changes in warrants outstanding and the related prices for the shares (post split) of the Company’s common stock issued to non-employees of the Company.  The following table summarizes the warrants outstanding as of March 31, 2008:

Warrants Outstanding			Warrants Exercisable
Exercise Prices	Number Outstanding	Weighted Average Remaining Contractual Life (years)	Weighted Average Exercise Price	Number Exercisable	Weighted Average Remaining Contractual Life (years)
$0.10	84,216	1.96	$0.10	84,216	1.96
1.78	70,180	4.92	1.78	70,180	4.92
5.00	15,000	4.99	5.00	15,000	4.99
Total	169,396	2.96		169,396	2.96

The following table summarizes the changes in warrants outstanding and the related prices for the shares (post split)  of the Company’s common stock issued to non-employees of the Company.  The following table summarizes the warrants outstanding as of December 31,, 2007:

Warrants Outstanding			Warrants Exercisable
Exercise Prices	Number Outstanding	Weighted Average Remaining Contractual Life (years)	Weighted Average Exercise Price	Number Exercisable	Weighted Average Remaining Contractual Life (years)
$0.10	84,216	1.21	$0.10	84,216	1.21
Total	84,216	1.21		84,216	1.21

OMNIMMUNE CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

Transactions involving warrants are summarized as follows:

	Number of Shares (post-split)	Weighted Average Price Per Share (post-split)
Outstanding at December 31, 2007	84,216	$0.10
Granted	-	-
Exercised	85,180	0.23
Cancelled or expired	-	-
Outstanding at March 31, 2008	169,396	$0.12

The Company has convertible notes payable outstanding which contain a provision for contingent warrants that are potentially issuable.  Pursuant to the convertible notes agreements that warrants are issuable if  the notes holder elects to convert at least 25% of the principal amount due, during the term of the note.  According to the convertible note payable agreements there are warrants issuable to purchase 120,710 shares (post split) of common stock. Upon issuance these warrants are exercisable for 5 years at a price of $1.80 per share (post split).

NOTE 8 –  NOTES PAYABLE

At December 31, 2006, the Company had outstanding 21 notes payable  and one interest-bearing liability not yet formalized as a note (the “Old Notes”) in the aggregate principal amount of $5,002,860.  At December 31, 2006, a total of 16 of the Old Notes in the aggregate principal amount of $2,495,736 were in default.

On January 1, 2007 and March 1, 2007, the Old Notes were cancelled and replaced by new notes payable (the “New Notes”).  The Principle of the New Notes included the principle of the Old Notes, the accrued interest on the Old Notes, certain amounts due the investors which was in accounts payable on the Company’s balance sheet at December 31, 2006, and an additional amount of $113,284. This additional amount has been charged to operations as Loss on Debt Conversion during the three months ended March 31, 2007. At March 31, 2007, the Company had outstanding 21 notes payable in the aggregate principal amount of $7,293,481 including $5,951,511 to related parties, none of which were in default.

On March 1, 2008, 15 of the previously issued notes were cancelled and replaced by new notes payable. The principal of the new notes included the principal of the New Notes and accrued interest on those notes. At March 31, 2008, the Company had outstanding 17 notes payable in the aggregate principal amount of $2,519,232.  At March 31, 2008, a total of 6 of the notes payable in the aggregate principal amount of $203,026 were in default.

On March 1, 2008, when the New Notes were cancelled and $5,677,726 of the old principal was forgiven by the note holders, resulting in a gain on the financial statements.

The Company also converted unsecured cash advances in the amount of $581,200 into a convertible note payable during the three months ended March 31, 2008.

OMNIMMUNE CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

The Company has convertible notes payable outstanding which contain a provision for contingent warrants that are potentially issuable.  Pursuant to the convertible notes agreements, these warrants are issuable if the note holder elects to convert at least 25% of the principal amount of the note during the term of the note.  At March 31, 2007, there are contingent 5 year warrants issuable to purchase an aggregate of 120,710shares (post split) of the Company’s common stock at a price of $1.80  per share (post split).

The following table lists the notes payable at March 31, 2008 and December 31, 2007:

Principal balance:
March 31, 2008	December 31, 2007
Convertible note payable in the amount of $427,379 dated June 14, 1994. On March 3, 2007, this note was replaced with a new note in the amount of $805,974, which included accrued interest in the amount of $271,437, and a loss of $107,158. On March 1, 2008, this note was forgiven by the note holder. Interest in the amount of $9,374 and $4,637 was accrued on this note during the three months ended March 31, 2008 and 2007, respectively. Total accrued interest at March 31, 2008 and 2007 amounted to $56,179 and $4,637, respectively.

$-	$801,274
Convertible note payable to a related party in the amount of $2,000,000 dated June 14, 1994. On March 3, 2007, this note was replaced with a new note in the amount of $3,170,188, which included accrued interest in the amount of $959,089, a salary payable of $106,575, and a loss of $104,524.  On March 1, 2008, this note was replaced with a new note in the amount of $500,000, the amount of $2,670,188 was forgiven buy the note holder. The note signed on March 2, 2008, is a non interest bearing note, and is payable contingent upon (a) the Company’s receipt of revenues, as defined, in which case the Company will pay 2% of such revenues, as received, in satisfaction of this note; and/or (b) the sale of substantially all of the Company’s assets.  Interest in the amount of $37,087 and $18,239 was accrued on these  notes during the three months ended March 31, 2008 and 2007, respectively. Total accrued interest at March 31, 2008 and 2007 amounted to $222,521 and $18,239, respectively.

$500,000	$3,170,188
Convertible note payable to a related party in the amount of $79,745 dated June 14, 1994.  On March 3, 2007, this note was replaced with a new note in the amount of $131,722, which included accrued interest of $40,065, and a loss of $11,912. On March 1, 2008, this debt was forgiven by the note holder.  Interest in the amount of $1,541 and $758 was accrued on this note during the three months ended March 31, 2008 and 2007, respectively. Total accrued interest at March 31, 2008 and 2007 amounted to $9,246 and $758, respectively.

$-	$131,722
Convertible note payable to a related party in the amount of $1,170,356 dated May 15, 2002.  On March 3, 2007, this note was replaced with a new note in the amount of $1,342,127, which included accrued interest of $379,324, and a gain of $207,553. On March 1, 2008, this note was replaced with a new note in the amount of $500,000, the amount of $842,127 was forgiven by the debt holder. The note dated March 1, 2008 is a non interest bearing note, and is payable contingent upon (a) the Company’s receipt of revenues, as defined, in which case the Company will pay 2% of such revenues, as received, in satisfaction of this note; and/or (b) the sale of substantially all of the Company’s assets. Interest in the amount of $15,701 and $7,722 was accrued on these notes during the three months ended March 31, 2008 and 2007, respectively.  Total accrued interest at March 31, 2008 and 2007 amounted to $94,206 and $7,722, respectively.  This note is in default  March 31, 2008.

$500,000	$1,342,127
Convertible note payable to a related party in the amount of $25,000 dated March 10, 2005.  On March 3, 2007, this note was replaced with a new note in the amount of $30,211, which includes accrued interest of $4,938 and a loss of $272.  On March 31, 2008, this note was replaced with a new note, which includes accrued interest of $3,021. The note bears interest at the rate of 10% per annum, and was due in full on February 28, 2013.  This note is convertible into common stock of the Company at a conversion price of $0.1781 per share (post split). A beneficial conversion feature in the amount of $33,232 was recorded as a discount to the note and is being amortized over the term of the note via the effective interest rate method at a rate of 8.3%. Interest in the amount of $779 and $248 was accrued on this note during the three months ended March 31, 2008 and 2007, respectively. Total accrued interest at March 31, 2008 and 2007 amounted to $282 and $248, respectively.

$33,232	$30,211
Convertible note payable to a related party in the amount of $37,000 dated February 26, 2005.  On March 3, 2007, this note was replaced with a new note in the amount of $44,848, which included accrued interest of $6,418, and loss of $1,430. On March 1, 2008, this note was replaced with a new note, which includes accrued interest of $4,485.  The note bears interest at the rate of 10% per annum, and is due in full on February 1, 2013. This note is convertible into common stock of the Company at a conversion price of $1.78 per share (post split). A beneficial conversion feature in the amount of $49,333 was recorded as a discount to the note, and is being amortized over the term of the note via the effective interest rate method at a rate of 8.3%Interest in the amount of $1,156 and $369 was accrued on this note during the three months ended March 31, 2008 and 2007, respectively.  Total accrued interest at March 31, 2008 and 2007 amounted to $419 and $369, respectively.

$49,333	$44,848

OMNIMMUNE CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
(Continued)

A note payable in the amount of $8,110 dated December 31, 1997.  On March 3, 2007, this note was replaced with a new note in the amount of $19,442, which included accrued interest of $7,437, and loss of $3,895. The note bears interest at the rate of 10% per annum, and is due in full on February 28, 2008.  Interest in the amount of $485 and $165 was accrued on this note during the three months ended March 31, 2008 and 2007, respectively.  Total accrued interest at March 31, 2008 and 2007 amounted to $2,109 and $165, respectively. This note is in default at March 31, 2008.

$19,442	$19,442
A note payable in the amount of $15,392 dated December 31, 1998.  On March 3, 2007, this note was replaced with a new convertible note in the amount of $33,545, which included accrued interest of $12,575, and a loss of $5,578. . The note bears interest at the rate of 10% per annum, and is due in full on March 1, 2008.  This note is convertible into common stock of the Company at a conversion price of $5.00 per share (post split). A beneficial conversion feature in the amount of $33,545 was recorded as a discount to the note.  Interest in the amount of $836 and $276 was accrued on this note during the three months ended March 31, 2008 and 2007.  Total accrued interest at March 31, 2008 and 2007 amounted to $3,639 and $276, respectively. This note is in default at March 31, 2008.

$33,545	$33,545
A note payable in the amount of $10,000 dated October 20, 1999.  On March 3, 2007, this note was replaced with a new note in the amount of $20,203, which included accrued interest in the amount of $7, 367, and a loss of $2,836. The note bears interest at the rate of 10% per annum, and is due in full on February 28, 2008.  Interest in the amount of $504 and $166 was accrued on this note during the three months ended March 31, 2008 and 2007.  Total accrued interest at March 31, 2008 and 2007 amounted to $2,192 and $166, respectively. This note is in default at March 31, 2008.

$20,203	$20,203
A note payable in the amount of $11,932 dated December 31, 1999.  On March 3, 2007, this note was replaced with a new note in the amount of $23,641, which included accrued interest of $8,168, and a loss of $3,540. The note bears interest at the rate of 10% per annum, and is due in full on February 28, 2008.  Interest in the amount of $589 and $194 was accrued on this note during the three months ended March 31, 2008 and 2007.  Total accrued interest at March 31, 2008 and 2007 amounted to $2,565 and $194, respectively. This note is in default at March 31, 2008.

$23,648	$23,641
A note payable in the amount of $33,860 dated December 31, 2000.  On March 3, 2007, this note was replaced with a new note in the amount of $60,971, which included accrued interest of $20,882, and a loss of $6,228. The note bears interest at the rate of 10% per annum, and is due in full on February 28, 2008.  Interest in the amount of $1,520 and $501 was accrued on this note during the three months ended March 31, 2008 and 2007. Total accrued interest at March 31, 2008 and 2007 amounted to $6,615 and $501, respectively. This note is in default at March 31, 2008.

$60,971	$60,971
A note payable in the amount of $25,000 dated February 28, 2001. On March 3, 2007, this note was replaced with a new not in the amount of $44,355, which included accrued interest in the amount of $15,014, and a loss of $4,341. On March 1, 2008, this note was replaced with a new note in the amount of $127,305, which consolidated two other notes payable to this note holder in the amounts of $41,774, and $28,603, and accrued interest of $11,573.The note bears interest at the rate of 10% per annum, and is due in full on February 28, 2013. This note is convertible into shares (post split) of common stock at a rate of $1.78 per share (post split).  A beneficial conversion in the amount of $127,305 was recorded for this note and is being amortized over the term of the note via the effective interest rate method at a rate of 8.2%. Interest in the amount of $2,984 and $365 was accrued on this note during the three months ended March 31, 2008 and 2007. Total accrued interest at March 31, 2008 and 2007 amounted to $1,081 and $365, respectively.

$127,305	$44,355
A note payable in the amount of $25,000 dated July 19, 2001.   On March 3, 2007, this note was replaced with a new note in the amount of $42,774, which included accrued interest in the amount of $14,048, and a loss of $3,726. On March 2, 2008 this note was consolidated into a new note, shown above. The note bears interest at the rate of 10% per annum, and is due in full on February 28, 2008.  Interest in the amount of $0 and $352 was accrued on this note during the three months ended March 31, 2008 and 2007. Total accrued interest at March 31, 2008 and 2007 amounted to $0 and $352, respectively.

$-	$42,774
A note payable in the amount of $16,750 dated June 1, 2002.  On March 3, 2007, this note was replaced with a new note in the amount of $45,224, which included accrued interest in the amount of $14,275, and a loss of $3,322. The note bears interest at the rate of 10% per annum, and is due in full on February 28, 2008.  Interest in the amount of $1,128 and $372 was accrued on this note during the three months ended March 31, 2008 and 2007. Total accrued interest at March 31, 2008 and 2007 amounted to $4,906 and $372, respectively. This note is in default at  March 31, 2008.

$45,224	$45,224
A note payable in the amount of $18,000 dated June 1, 2002.  On March 3, 2007, this note was replaced wit ha new note in the amount of $28,350, which included accrued interest in the amount of $8,551, and a loss of $1,798. On March 1, 2008, a new note replaced with a new note in the amount of $31,185, which includes accrued interest in the amount of $2,835. The note bears interest at the rate of 10% per annum, and is due in full on February 28, 2013. This note is convertible into shares (post split) of common stock at a rate of $1.78 per shares (post split).  A beneficial conversion feature in the amount of $31,285 was recorded for this note and is being amortized over the term of the note via the effective interest rate method at a rate of 8.3%. Interest in the amount of $731 and $233 was accrued on this note during the three months ended March 31, 2008 and 2007. Total accrued interest at March 31, 2008 and 2007 amounted to $265 and $233, respectively.

$31,185	$28,350

OMNIMMUNE CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
(Continued)

A note payable to a related party in the amount of $136,815 dated May 15, 2002. On March 3, 2007, this note was replaced with a new note in the amount of $189,400, which included accrued interest in the amount of $45,944, and a loss of $8,641. On March 1, 2008, the note holder forgave this debt amount..  Interest in the amount of $2,216 and $1,090 was accrued on this note during the three months ended March 31, 2008 and 2007. Total accrued interest at March 31, 2008 and 2007 amounted to $13,294 and $1,090, respectively. This note is in default at March 31, 2008.

$-	$189,400
A note payable in the amount of $62,019 dated July 1, 2005. On January 1, 1007, this note was replaced with a new note in the amount of $94,334, which included accrued interest of $9,328, and a loss of 422,987. On March 1, 2008, a new note replaced this note in the amount of $91,149, which includes accrued interest in the amount of $2,221. The note bears interest at the rate of 10% per annum, and is due in full on February 28, 2013.  This note is convertible into shares (post split) of common stock at a price of $1.78 per share (post split).  A beneficial conversion feature was recorded in the amount of $91,149 on the note. Interest in the amount of $2,197 and $2,288 was accrued on this note during the three months ended March 31, 2008 and 2007. Total accrued interest at March 31, 2008 and 2007 amounted to $0 and $2,288, respectively.

$88,132	$89,695
A note payable in the amount of $25,000 dated October 6, 2005.  On March 3, 2007, this note was replaced with a new note in the amount of $28,603, which included interest in the amount of $3,500, and a loss of $103. On March 1, 2008, this note was consolidated into a new note, shown above. Interest in the amount of $0 and $235 was accrued on this note during the three months ended March 31, 2008 and 2007. Total accrued interest at March 31, 2008 and 2008 amounted to $0 and $235, respectively

$-	$28,603
A note payable in the amount of $16,750 dated June 1, 2002.  On March 3, 2007, this note was replaced with a new note in the amount of $26,387, which included accrued interest in the amount of $7,957, and a loss of $1,674. On March 1, 2008, this note was replaced with a new note in the amount of $29,025, which included accrued interest in the amount of $29,025. The note bears interest at the rate of 10% per annum, and was due in full on February 28, 2013.  This note is convertible into shares (post split) of common stock at a price of $1.78per shares (post split).  A beneficial conversion feature in the amount of $29,025 was recorded on this note, and is being amortized over the term of the note via the effective interest rate method at a rate of 8.3% Interest in the amount of $680 and $217 was accrued on this note during the three months ended March 31, 2008 and 2007. Total accrued interest at March 31, 2008 and 2007 amounted to $246 and $217, respectively.

$29,025	$26,381
A note payable in the amount of $69,806 dated March 3, 2007. On March 1, 2008, this note was replaced with a new note in the amount of $76,787, which included accrued interest in the amount of $6,981. The note bears interest at a rate of 10% per annum, and is due in full on February 28, 2013.  This note is convertible into shares (post shares) of common stock at a rate of $1.78 per share (post split).  A beneficial conversion feature in the amount of $76,787 was recorded on the note and is being amortized over the term of the note via the effective interest rate method at a rate of 8.3%. Interest in the amount of $1,740 and $574 was accrued on this note during the three months ended March 31, 2008 and 2007.  Total accrued interest at March 31, 2008 and 2007 amounted to $593 and $574, respectively.

$76,787	$69,806
Salary payable to a related party in the amount of $750,000.  On March 3, 2007, this was signed into a note payable in the amount of $1,043,015, which included accrued interest in the amount of $166,266, and a loss of $28,874. On March 1, 2008, the note holder forgave this note. Interest in the amount of $12,202 and $6,001 was accrued on this note during the three months ended March 31, 2008 and 2007. Total accrued interest at March 31, 2008 and 2007 amounted to $73,211 and $6,001, respectively.

$-	$1,043,015
A bridge loan in the amount of $300,000 dated March 27, 2008. The note bears interest at a rate of 10% per annum, and is due in full on September 28, 2010. This note becomes convertible into shares (post split)of common stock upon the closing of a qualified financing.  Interest in the amount of $329 and $0 was accrued on this note during the three months ended March 31, 2008 and 2007.  Total accrued interest at March 31, 2008 and 2007 amounted to $329 and $0, respectively. This note is in default at March 31, 2008.

$300,000	$-
A note payable in the amount of $581,200 dated March 1, 2008. The note bears interest at a rate of 10% per annum, and is due in full on February 28, 2013. This note is convertible into common stock at a rate of $1.78 per share (post split).  A beneficial conversion feature in the amount of $581,200 was recorded and is being amortized over the term of the note via the effective interest rate method at a rate of 8.3%.  Interest in the amount of $4,777 and $0 was accrued on this note during the three months ended March 31, 2008 and 2007.  Total accrued interest at March 31, 2008 and 2007 amounted to $4,777 and $0, respectively.

$581,200	$-
Total outstanding	$2,519,232	$7,284,998
Less discount on notes payable Total Less current portion	1,019,217 1,500,015 (611,876)	6,434,693 850,305 (690,799)
	$888,139	$159,506

OMNIMMUNE CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

NOTE 9 GAIN FROM RESTRUCTURING OF DEBT

On March 1, 2008, 15 of the New Notes were cancelled and replaced by new notes payable. The principal of the new notes included the principal of the New Notes and accrued interest on those notes. At March 31, 2008, the Company had outstanding 17 notes payable in the aggregate principal amount of $2,519,225.  At March 31, 2008, a total of 6 of the notes payable in the aggregate principal amount of $203,026 were in default.

On March 1, 2008, when the New Notes were cancelled and $5,677,726 of the old principal was forgiven by the note holders, resulting in a gain on the financial statements.

NOTE 10- RELATED PARTIES

Amounts due to related parties at March 31, 2008 and 2007 consisted of the following:

Convertible Notes Payable to related parties

The Company has a note payable to Intrepid Technologies, Inc., a company controlled by its Chief Executive Officer, in the amount of $0 and $801,274  at March 31, 2008 and December 31, 2007.  The note bears interest at the rate of 7% per annum.  During the three months ended March 31, 2008 and 2007, the Company accrued interest in the amount of $9,374 and $4,637, respectively.   This note was forgiven by the note holder in March, 2008.

The Company has a note payable outstanding to its Chief Executive Officer, in the amount of $500,000 and $3,170,188 at March 31, 2008 and December 31, 2007, respectively ..  The March 31, 2007 note bears interest at a rate of 7% per annum, the note that was signed during the three months ended March 31, 2008 is a non interest bearing note, and is payable contingent upon (a) the Company’s receipt of revenues, as defined, in which case the Company will pay 2% of such revenues, as received, in satisfaction of this note; and/or (b) the sale of substantially all of the Company’s assets.  During the three months ended March 31, 2008 and 2007, the Company accrued interest in the amount of $37,087 and $18,239, respectively, on these notes.

The Company has a second convertible note payable outstanding to its Chief Executive Officer, in the amount of $0 and $131,722 at March 31, 2008 and December 31, 2007, respectively.  This note bears interest at a rate of 7% per annum.  During the three months ended March 31, 2008, the note holder forgave this note. During the three months ended March 31, 2008 and 2007, the Company accrued interest in the amount of $1,541 and $758, respectively.

The Company has a convertible note payable outstanding to Dennis Lichtenstein, a relative of the Chief Executive Officer, in the amount of $49,333 and $44,848 at March 31, 2008 and December 31, 2007.  The note bears interest at a rate of 10% per annum.  During the three months ended March 31, 2008 and 2007, the Company accrued interest in the amount of $1,156 and $369, respectively.

The Company has a note payable outstanding to Alexander Krichevsky, an officer of the Company,  in the amount of $500,000 and $1,342,127 at March 31, 2008 and December 31, 2007, respectively.  The March 31, 2007 note bears interest at a rate of 7% per annum. The note signed during the three months ended March 31, 2008 is a non interest bearing note, and is payable contingent upon (a) the Company’s receipt of revenues, as defined, in which case the Company will pay 2% of such revenues, as received, in satisfaction of this note; and/or (b) the sale of substantially all of the Company’s assets.    During the three months ended March 31, 2008 and 2007, the Company accrued interest in the amount of $15,701 and $7,722, respectively, on these notes.

The Company has a note payable outstanding to Alexander Krichevsky, an officer of the Company, in the amount of $136,815 at December 31, 2006.  On March 3, 2007, the Company replaced this note with a convertible note payable in the amount of $189,400. As of March 31, 2008, the note holder forgave this note.  During the three months ended March 31, 2008 and 2007, the Company accrued interest in the amount of $2,216 and $1,090, respectively.

The Company has a note payable outstanding to Jennie Fay Lichtenstein, a relative of the Chief Executive Officer,  in the amount of $25,000 at December 31, 2006. On March 3, 2007, the Company replaced this note with a convertible note payable in the amount of $30,211.  As of March 31, 2008, the principal outstanding on this convertible note payable is $33,232.  This note bears interest at a rate of 10% per annum.  During the three months ended March 31, 2008 and 2007, the Company accrued interest  in the amount of $779 and $248, respectively.

The Company has a convertible note payable outstanding to Dennis Lichtenstein, a relative of the Chief Executive Officer, in the amount of $33,232 and $30,211 at March 31, 2008 and December 31, 2007. This note bears interest at a rate of 7% per annum.  During the three months ended March 31, 2008 and 2007, the Company accrued interest in the amount of $779 and $248, respectively.

The Company has a convertible note payable outstanding to Alexander Krichevsky, an officer of the Company,  in the amount $0 and $1,043,015 at March 31, 2008 and December 31, 2007, respectively.   Accrued salary in the amount of $750,000 was added to the principal amount due under this note during the twelve months ended December 31, 2007.    During the three months ended March 31, 2008 the not holder forgave this note. During the three months ended March 31, 2008 and 2007, the Company accrued interest in the amount of $12,202 and $6,001, respectively.

OMNIMMUNE CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

Accounts Payable- related parties

The Company had a liability to Harris Lichtenstein for purchases made on behalf of the Company in the amount of $4,285 and $4,300 at March 31, 2008, and December 31, 2007, respectively.

Note Receivable from related party

The Company has a note receivable in the amount of $10,000, for the thee months ended March 31, 2008 and December 31, 2007, from Intrepid Technologies, Inc., which is owned by the Company’s Chief Executive Officer, Harris Lichtenstein.

NOTE 11 – COMMINMENTS AND CONTINGENCIES

ASRI License Agreement

The Company entered into a license agreement with Allegheny-Singer Research Institute (“ASRI”) on February 3, 1999.  The two parties agreed to an amended and restated agreement which became effective February 1, 2005.  ASRI grants the Company rights to develop, manufacture, sell, rent or lease Licensed Products in the Field. The Company shall pay royalties of 1-2% of net sales of all products covered in the agreement.  The agreement gives the Company the right to sublicense to third parties.  The Company shall pay ASRI between 5-20% of the sublicense income depending on the nature of the sublicense.

The Company and ASRI agreed to amend the agreement which became effective February 1, 2007.  ASRI grants the Company an extension on the first payment of licensing fees from the original due date of February 1, 2007 to May 1, 2007.   As of March  31, 2008, the Company has paid $50,000 in licensing fees under this agreement.  During the three months ended March 31, 2008, the Company issued 119,053 shares (post split) of common stock previously accrued, and has issued a total of 145,042 (post-split) shares of common stock under this agreement. As of March 31, 2008, the Company has accrued the license fee due to ASRI in the amount of $50,000.

OMNIMMUNE CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

Columbia License Agreement

The Company entered into a license agreement with Columbia University that was effective February 1, 2005.  Columbia grants the Company rights to develop, manufacture, sell, rent or lease Licensed Products in the Field.  Columbia received a 5% equity stake in the Company.  The Company shall pay a nonrefundable license fee of $30,000.  The agreement allows $15,000 to be paid 60 days from the effective date of the agreement and the other $15,000 to be paid one year from the effective of the agreement.  The Company shall reimburse Columbia for past expenses of $50,000.  The payment of $25,000 is to be paid two years from the effective date of this contract.  The other $25,000 is due after sales of the licensed products amounts to $1,000,000.  The Company shall pay royalties of 1-2% of net sales of all products covered in the agreement.  The agreement gives the Company the right to sublicense to third parties.  The Company shall pay Columbia between 10-20% of the sublicense income depending on the nature of the sublicense.  The Company shall pay annual license maintenance fees according to the schedule below:

                 $10,000 during the fiscal year ended December 31, 2007
                 $20,000 during the fiscal year ending December 31, 2008
                 $35,000 during the fiscal year ending December 31, 2009 -
                 $50,000 on or before February 1, 2010 and $40,000 each year thereafter.

During the three months ended March 31, 2008, the Company issued 119,053 shares (post split) of common stock previously accrued, and has issued a total of 145,042 (post-split) shares of common stock under this agreement.

OMNIMMUNE CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

IGR

The Company entered into a licensing agreement with Institut Gustave Roussy (IGR) that was effective November 1, 2007. IGR grants the Company rights to use the Licensed Patents, Licensed Material and Licensed Information.  The Company shall pay a one time license fee of 125,000 Euro, payable 25,000 Euro due of effective date, 50,000 Euro one year from effective date and 50,000 Euro two years from effective date.  In addition, the Company will also pay license maintenance fees according to the schedule below:

€ 10,000 during the fiscal year ending December 31, 2008
€ 20,000 during the fiscal year ending December 31, 2009
€ 35,000 during the fiscal year ending December 31, 2010
€ 50,000 on or before November 1, 2011 and 50,000 Euro every year thereafter

During the year ended December 31, 2007, the Company has paid $36,087 in licensing fees, which was  equivalent to approximately  25,000 Euro.

Contingent warrants issuable

The Company has convertible notes payable outstanding which contain a provision for contingent warrants that are potentially issuable.  Pursuant to the convertible notes agreements that warrants are issuable if  the notes holder elects to convert at least 25% of the principal amount due, during the term of the note.  According to the convertible note payable agreements there are potentially 1,207,096 warrants issuable to purchase shares (post split) of common stock. Upon issuance these warrants are exercisable for 5 years at a price of $0.1781 per share (post split).

NOTE 12- SUBSEQUENT EVENTS

Ohio State Licensing Agreement

The Company entered into a licensing agreement with Ohio State University (OSU) that was effective April 18, 2008.  OSU grants the Company rights to use the Licensed Patents, Licensed Material and Licensed Information.  The Company shall pay a one time license fee of $300,000, payable $5,000 due immediately, $45,000 first business day following the Phase 1 Data Review Period, $50,000 due three months after first payment, $100,000 due November 15, 2008, $50,000 due June 30, 2009, $50,000 due September 30, 2009. In addition, the Company will also reimburse OSU for the patent expenses to the schedule below:

$12,738.40 eight quarterly payments beginning October 1, 2009

Common Stock and Warrants Issued

In June 2008, the Company issued 75,000 shares (post split) of common stock to the Company's Chief Executive Officer for the settlement of a note payable.

In June 2008, the Company issued 75,000 shares (post split) of common stock to the Company’s Executive Vice President and Director of Research and Development  for the settlement of a note payable.

In June 2008, the Company issued warrants to purchase 75,000 shares (post split)  of common stock at a price of $2.50 per share (post split)  to a service provider for the extension of credit terms to the Company.

Merger negotiations

As of July 17, 2008, the Company is in negotiations regarding an agreement of merger with an inactive, publicly-traded shell company.